                                                                    EXHIBIT 10.5

                               AMENDMENT AGREEMENT

This Amendment Agreement (this "Agreement"), is made and entered into as of this
1st day of March, 1999, by and between Teletrac, Inc., a Delaware corporation and Ituran Location and Control, Ltd., a company organized under the laws of the
State of Israel ("Ituran").

PREMISES

1. Teletrac and Ituran are parties to a certain Assignment, Assumption, Consent and Amendment Agreement dated April 30, 1996 (the "Assignment Agreement"), pursuant to which Teletrac and Ituran became assignees and successors in interest to the rights and obligations of the original parties to that certain
Radio System License Agreement dated December 16, 1993, as amended, including, without limitation, as amended by the Assignment Agreement (the "RLS License
Agreement").

2. Ituran has requested an opportunity to forego payment of all future royalties due under Section 4 of the RLS License Agreement effective for the periods after
September 30, 1998 and Teletrac has agreed to allow it to do so, on the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, all terms not otherwise defined herein that are defined in the RLS License Agreement shall have the meanings given to such terms in the RLS License Agreement.

2. Payment. In consideration for the payment by Ituran to Teletrac of the sum of
One U.S. Dollar ($1.00), Teletrac agrees that Ituran shall have no further obligation to make royalty payments to Teletrac pursuant to Section 4 of the RLS
License Agreement. All other provisions of the RLS License Agreement shall remain in full force and effect.

3. Miscellaneous. The parties acknowledge and agree that the provisions set forth in Sections 18, 19, 20.2, 20.3, 20.4, 20.5, 20.6, 20.7, 20.8, 20.9, 20.10,
20.11, 20.15 and 20.16 of the RLS License Agreement are incorporated herein by reference, except that the term "License Agreement" shall be read as
"Agreement," where appropriate in such Sections.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

TELETRAC, INC.

By: /s/ Steven D. Scheiwe
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Name:  Steven D. Scheiwe

Title: Vice President & Secretary

Date:  March 1, 1999

ITURAN LOCATION AND CONTROL LTD.

By: /s/ Easi Sherafzky
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Name:  Easi Sherafzky
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Title:  CEO
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Date:  March 1, 1999
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